Exhibit 99.1

ScoutCam Obtains AS9100D Certification

for the Aviation, Space and Defense Industries

OMER, Israel, March 6, 2023 – ScoutCam Inc. (OTCQB: SCTC), a leading provider of predictive maintenance (PdM) and condition-based monitoring (CBM) solutions, is pleased to announce the successful accomplishment of AS9100D certification following months of preliminary work and activities. The AS9100D standard is the latest version of an internationally recognized quality management system specifically developed for the aerospace and defense sectors and is based on the ISO 9001:2015 standard. This standard is recognized by the IAQG (International Aerospace Quality Group) which harmonizes across all three sectors (American, European and Asia-Pacific sectors) to set the standard for the industry.

Yehu Ofer, CEO of ScoutCam, comments: “Obtaining our AS9100D certification is a strategic achievement for us, demonstrating ScoutCam’s world-class quality management system and our ability to distinguish ourselves amongst the benchmark in the market. Achieving AS9100D enables ScoutCam to develop and produce with the highest standards in the aerospace and defense industries. Customers are expecting technology providers like ScoutCam to adhere to the latest quality standards. AS9100D certification should instill confidence that we can reliably deliver high quality technology to their satisfaction. I would like to express my appreciation to our professional and dedicated team at ScoutCam that worked so hard to contribute to this success.”

About ScoutCam

ScoutCam is pioneering the predictive maintenance (PdM) and condition-based monitoring (CBM) markets with its visualization and AI platform. Providing video sensor-based solutions for critical systems in the aviation, transportation, industry 4.0 safety critical markets and energy industries, ScoutCam leverages proven visual technologies and products from the medical industry. ScoutCam’s unique video-based sensors, embedded software, and AI algorithms are being deployed in hard-to-reach locations and harsh environments across a variety of PdM and CBM use cases. ScoutCam’s platform provides maintenance and operations teams visibility into areas which are inaccessible under normal operation, or where the operating ambience is not suitable for continuous real-time monitoring.

For additional information, please visit: https://scoutcam.com or follow us on Twitter, LinkedIn and YouTube

Forward-Looking Statements

Information set forth in this news release contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, expectations about ScoutCam achieving AS9100D certification. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro ScoutCam™ technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of ScoutCam’s solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xi) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xii) the impact of pandemics, such as COVID-19 (coronavirus) and (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. These and other important factors discussed in ScoutCam’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Except as required under applicable securities legislation, ScoutCam undertakes no obligation to publicly update or revise forward-looking information.

Company Contact:

Tanya Yosef, CFO

tanya.yosef@scoutcam.com

Tel: +972 73 370-4691

Investor Relations Contact:

Miri Segal

MS-IR LLC

msegal@ms-ir.com

Tel: +1-917-607-8654

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